                                                                   EXHIBIT 10.19


                              FIRST AMENDMENT TO
                              -------------------
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of November 26, 1997 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), FIRST BANK NATIONAL ASSOCIATION, a national banking association ("First Bank"), GUARANTY FEDERAL BANK, FSB, a federal savings bank ("GFB"), FIRST UNION NATIONAL BANK, a national banking association ("First Union"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), (First Bank, GFB, First Union, RFC, Bank One and any other financial institutions which may hereafter become parties hereto being hereinafter referred to collectively as the "Banks" and individually as a "Bank"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Banks (in such capacity, together with any successor agents appointed hereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Company, the Banks and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 31, 1997 (the "Credit Agreement"), pursuant to which the Banks provided the Company with revolving mortgage warehousing and working capital credit facilities; and

     WHEREAS, the Company and the Banks have agreed to amend the Credit Agreement upon the terms and conditions herein set forth.

     NOW THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Banks agree as follows:

     1.   Certain Defined Terms.  Each capitalized term used herein without
          ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2.   Amendment to Credit Agreement.  The Credit Agreement is hereby
          -----------------------------
amended as follows:

          (a) Section 4.08 of the Credit Agreement is hereby amended (i) to delete $1,000,000 where it appears in subsection (c) thereof and substitute

     "$5,000,000" therefor, and (ii) to add the following subsection (f) after subsection (e) thereof:

               (f) obligations under gestation repurchase agreements or similar arrangements of the type described in Section 4.09(f);

          (b) Section 4.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

               4.11  Guarantees.  The Company and NCFC will not, directly or
                     ----------
          indirectly, create or become or be liable with respect to any Guarantee, other than the Guaranty, Guarantees by NCFC of Indebtedness of the Company secured by liens described in Section 4.09(e), in an amount not to exceed $5,000,000, and Guarantees by NCFC of the Company's obligations under gestation repurchase agreements or similar arrangements of the type described in Section 4.09(f).

          (c) Section 8.06(b) is hereby amended by deleting "$250,000,000" where it appears therein and substituting "$350,000,000" therefor.

     3.   Conditions to Effectiveness of this Amendment.  This Amendment shall
          ---------------------------------------------
become effective when the Agent shall have received at least four (4) counterparts of this Amendment, duly executed by the Company and each Bank and acknowledged by NCFC, provided the following conditions are satisfied:

          (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement and Section 5 of the Pledge and Security Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing under the Credit Agreement.

          (c) No material adverse change in the business, assets, financial condition or prospects of the Company shall have occurred since the Effective Date.

          (d) The following shall have been delivered to the Agent, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment;

               (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Banks;

               (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

               (iv) a favorable opinion of Brad A. Morrice, counsel to the Company and NCFC, addressed to the Banks, as to the matters and to the effect set forth on Exhibit II hereto; and

               (v) such other documents, instruments, opinions and approvals as the Banks may reasonably request.

     4.   Acknowledgments.  The Company and the Banks each acknowledges that, as
          ---------------
amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Banks, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement, as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company further represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Unmatured Events of Default exist.

     5.   General.
          -------

          (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this

     Amendment and any other document required to be furnished herewith, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Company, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent and the successors and assigns of the Banks and the Agent.



           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                            NEW CENTURY MORTGAGE CORPORATION


                                            By
                                              ------------------------------
                                            Its
                                               -----------------------------



                                            FIRST BANK NATIONAL ASSOCIATION


                                            By
                                              ------------------------------
                                            Its
                                               -----------------------------



                                            GUARANTY FEDERAL BANK, FSB


                                            By
                                              ------------------------------
                                            Its
                                               -----------------------------



                                            FIRST UNION NATIONAL BANK


                                            By
                                              ------------------------------
                                            Its
                                               -----------------------------



                    [Signature Page for First Amendment to
                 Second Amended and Restated Credit Agreement]

                                            RESIDENTIAL FUNDING CORPORATION


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------



                                            BANK ONE, TEXAS, N.A.


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------



                                            COMERICA BANK CALIFORNIA, INC.


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------


                    [Signature Page for First Amendment to
                 Second Amended and Restated Credit Agreement]